AMSCAN HOLDINGS, INC.
                       1997 STOCK INCENTIVE PLAN SECTION
                           (As amended to June 2000)

1. Purpose; Definitions

     The purpose of the Plan is to give Amscan Holdings, Inc. (the "Company") and its Affiliates (each as defined below) a competitive advantage in attracting, retaining and motivating officers, employees, consultants and directors, and to provide the Company and its subsidiaries with a stock plan providing incentives linked to the financial results of the Company's businesses and increases in shareholder value.

     For purposes of the Plan, the following terms are defined as set forth below:

     "Affiliate" of a Person means a Person directly or indirectly controlled by, controlling or under common control with such Person.

     "Award" means a Stock Appreciation Right, Stock Option or Restricted Stock.

     "Award Agreement" means a Restricted Stock Agreement or Option Agreement. An Award Agreement may consist of provisions of an employment agreement.

     "Board" means the Board of Directors of the Company.

     "Change in Control" shall mean (1) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) other than GSCP (as defined in the Stockholders' Agreement) and their Affiliates of a majority of the outstanding voting stock of the Company or
(2) the sale of or other disposition (other than by way of merger or consolidation) of all or substantially all of the assets of the Company and its subsidiaries taken as a whole to any Person or group of Persons, other than to a Person (or group of Persons) a majority of the outstanding voting stock (or other voting interests) of which are beneficially owned by GSCP and their Affiliates.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

     "Committee" means (a) before an IPO, the Executive Committee of the Board, or such other committee of the Board as the Board may designate for such purpose under the Plan, and (b)


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after an IPO, such committee of the Board as the Board may designate, which shall be composed of not less than two Non-Employee Directors, each of whom shall be appointed by and serve at the pleasure of the Board.

     "Common Stock" means the Common Stock, par value $0.10 per share, of the Company.

     "Company" means Amscan Holdings, Inc., a Delaware corporation.

     "Employment" means, unless otherwise defined in an applicable Restricted Stock Agreement, Option Agreement or Employment Agreement, employment with, or service as a director of or as a consultant to, the Company or any of its Affiliates.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

     "Fair Market Value" of the Common Stock means, as of any given date, the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or, if not so listed, on the Nasdaq National Market. If such sales prices are not so available, the Fair Market Value of the Common Stock shall be determined by the Committee in good faith.

     "IPO" means the consummation of a registered underwritten public offering or offerings of Common Stock with gross proceeds to the Company in the aggregate of at least $50 million.

     "Incentive Stock Option" means any Stock Option designated as, and qualified as, an "incentive stock option" within the meaning of Section 422 of the Code.

     "Nasdaq" means The Nasdaq Stock Market, Inc.

     "Non-Employee Director" means a member of the Board who qualifies as a Non-Employee Director as defined in Rule 16b--3(b)(3), as promulgated by the SEC under the Exchange Act, or any successor definition adopted by the SEC.

     "Nonqualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

     "Option Agreement" means an agreement setting forth the terms and conditions of an Award of Stock Options and, if applicable, Stock Appreciation Rights.


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     "Participant" has the meaning set forth in Section 4.

     "Person" means an individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated organization, government (or any department or agency thereof) or other entity.

     "Plan" means the Amscan Holdings, Inc. 1997 Stock Incentive Plan, as set forth herein and as hereinafter amended from time to time.

     "Plan Shares" has the meaning set forth in Section 12(b).

     "Restricted Stock" means an Award granted under Section 7. "Restricted Stock Agreement" means an agreement setting forth the terms and conditions of an Award of Restricted Stock.

     "Rule 13d-3" means Rule 13d-3, as promulgated by the SEC under the Exchange Act, as amended from time to time.

     "SEC" means the Securities and Exchange Commission or any successor agency.

     "Securities Act" means the Securities Act of 1933, as amended from time to time, and any successor thereto.

     "Stock Appreciation Right" means a right granted under Section 6.

     "Stock Option" means an option granted under Section 5.

     "Stockholders' Agreement" has the meaning as set forth in Section 12(a).

     In addition, certain other terms used herein have definitions otherwise ascribed to them herein.

SECTION 2. Administration

     The Plan shall be administered by the Committee, or, if no Committee has been designated or appointed, by the Board (in which case all references herein to the Committee shall include the Board).

     Among other things, the Committee shall have the authority, subject to the terms of the Plan, to:


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     (a) select the Participants to whom Awards may from time to time be granted;

     (b) determine whether and to what extent Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights and Restricted Stock or any combination thereof are to be granted hereunder;

     (c) determine the number of shares of Common Stock to be covered by each Award granted hereunder;

     (d) determine the terms and conditions of any Award granted hereunder (including, but not limited to, the option price, any vesting conditions, restrictions or limitations (which may be related to the performance of the Participant, the Company or any of its Affiliates)) and any acceleration of vesting or waiver of forfeiture regarding any Award and the shares of Common Stock relating thereto, based on such factors as the Committee shall determine;

     (e) modify, amend or adjust the terms and conditions of any Award, at any time or from time to time;

     (f) determine to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award shall be deferred;

     (g) determine under what circumstances an Award may be settled in cash or Common Stock under Section 5(g);

     (h) adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable;

     (i) interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto); and

     (j) otherwise supervise the administration of the Plan.

     The Committee may act only by a majority of its members then in office, except that the members thereof may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee.

     Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction or application of the Plan or an Award (or related Award Agreement) granted hereunder shall be determined by the Committee. Any determination made by the Committee pursuant to


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the provisions of the Plan with respect to the Plan, any Award or Award
Agreement shall be made in the sole discretion of the Committee and, with respect to an Award, at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee shall be final and binding on all persons, including the Company and the Participants.

SECTION 3. Common Stock Subject to Plan

     The total number of shares of Common Stock reserved and available for grant under the Plan shall be 200. Shares subject to an Award under the Plan may be authorized and unissued shares or may be treasury shares.

     If any shares of Restricted Stock are forfeited or if any Stock Option (and related Stock Appreciation Right, if any) terminates without being exercised, or if any Stock Appreciation Right is exercised for cash, the shares subject to such Awards shall again be available for distribution in connection with Awards under the Plan.

     In the event of any merger, reorganization, consolidation, recapitalization, spinoff, stock dividend, stock split, reverse stock split, extraordinary distribution with respect to the Common Stock or other change in corporate structure affecting the Common Stock, the Committee or the Board may make such substitution or adjustment in the aggregate number and kind of shares or other property reserved for issuance under the Plan, in the number, kind and Exercise Price (as defined herein) of shares or other property subject to outstanding Stock Options and Stock Appreciation Rights, in the number and kind of shares or other property subject to Restricted Stock Awards, and/or such other equitable substitution or adjustments as it may determine to be fair and appropriate in its sole discretion. Any such adjusted Exercise Price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

SECTION 4. Participants

     Officers, employees, consultants and non-employee directors of the Company and its Affiliates who are responsible for or contribute to the management, growth and profitability of the business of the Company and its Affiliates shall be "Participants" eligible to be granted Awards under the Plan.


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SECTION 5. Stock Options

     The Committee shall have the authority to grant any Participant Incentive Stock Options, Nonqualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights). Incentive Stock Options may be granted only to employees of the Company and its subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Nonqualified Stock Option.

     Stock Options shall be evidenced by Option Agreements, which shall include such terms and provisions as the Committee may determine from time to time. An Option Agreement shall expressly indicate whether it is intended to be an agreement for an Incentive Stock Option or a Nonqualified Stock Option. The grant of a Stock Option shall occur on the date the Committee by resolution selects an individual to be a Participant in any grant of a Stock Option, determines the number of shares of Common Stock to be subject to such Stock Option to be granted to such individual and specifies the terms and provisions of the Stock Option, or on such other date as the Committee may determine. The Company shall notify a Participant of any grant of a Stock Option, and a written Option Agreement shall be duly executed and delivered by the Company to the Participant. Subject to Section 12(a), such agreement shall become effective upon execution by the Company and the Participant.

     Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any Incentive Stock Option under such
Section 422.

     Stock Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

     (a) Exercise Price. The price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee and set forth in the Option Agreement (the "Exercise Price").

     (b) Option Term. The term of each Stock Option shall be fixed by the Committee. Absent any such term being fixed by the Committee, pursuant to an Option Agreement or otherwise, such term shall be ten years.


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     (c) Exercisability. Except as otherwise provided herein, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time accelerate the exercisability of any Stock Option.

     (d) Method of Exercise. Subject to the provisions of this Section 5, vested Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Company specifying the number of shares of Common Stock subject to the Stock Option to be purchased.

     Such notice shall be accompanied by payment in full of the purchase price by certified or bank check or such other instrument as the Company may accept. If approved by the Committee, payment, in full or in part, may also be made in the form of unrestricted Common Stock already owned by the Participant of the same class as the Common Stock subject to the Stock Option (based on the Fair Market Value of the Common Stock on the date the Stock Option is exercised); provided, however, that, in the case of an Incentive Stock Option the right to make a payment in the form of already owned shares of Common Stock of the same class as the Common Stock subject to the Stock Option may be authorized only at the time the Stock Option is granted.

     In the discretion of the Committee, after an IPO, payment for any shares subject to a Stock Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price, and, if requested by the Company, the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

     In addition, in the discretion of the Committee, payment for any shares subject to a Stock Option may also be made by instructing the Committee to withhold a number of such shares having a Fair Market Value on the date of exercise equal to the aggregate exercise price of such Stock Option.

     No shares of Common Stock shall be issued until full payment therefor has been made. Except as otherwise provided in


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the Stockholders' Agreement or the applicable Option Agreement, subject to a
Participant's compliance with Section 12(a) hereof, a Participant shall have all of the rights of a stockholder of the Company holding the class or series of Common Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends and distributions), when the Participant has given written notice of exercise, has paid in full for such shares and, if requested, has given the representations referred to in
Section 12(c).

     (e) Nontransferability of Stock Options. No Stock Option shall be transferable by the Participant other than (i) by will or by the laws of descent and distribution or (ii) in the case of a Nonqualified Stock Option, as otherwise expressly permitted under the applicable Option Agreement including, if so permitted, pursuant to a qualified domestic relations order (as defined in the Code) or pursuant to a gift to such Participant's spouse, children, grandchildren or other living descendants, whether directly or indirectly or by means of a trust, partnership, limited liability company or otherwise. All Stock Options shall be exercisable, subject to the terms of this Plan, during the Participant's lifetime, only by the Participant or any person to whom such Stock Option is transferred pursuant to the preceding sentence, including such Participant's guardian, legal representative and other transferee. The term "Participant" includes the estate of the Participant or the legal representative of the Participant named in the Option Agreement and any person to whom an Option is otherwise transferred in accordance with this Section 5(e), by will or the laws of descent and distribution; provided, however, that references herein to Employment of a Participant or termination of Employment of a Participant shall continue to refer to the Employment or termination of Employment of the applicable grantee of an Award hereunder.

     (f) Termination of Employment. Except as otherwise provided by the Committee or in the applicable Option Agreement, upon the Participant's death or when the Participant's Employment is terminated for any reason, the Participant:

               a. shall forfeit all Stock Options that have not previously vested;

               b. shall have three months to exercise the Participant's vested Stock Options that are vested on the date of the Participant's termination of Employment if such termination is for any reason other than the Participant's death; and


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

               c. shall have one year to exercise the Participant's vested Stock Options that are vested on the date of death if the Participant's termination of Employment is due to the Participant's death.

Any vested Stock Options not exercised within the permissible period of time shall be forfeited by the Participant. Notwithstanding any of the foregoing, the Participant shall not be permitted to exercise any Stock Option at a time beyond the initial option term.

     (g) Cashing Out of Stock Option. On receipt of written notice of exercise, the Committee may elect to cash out all or any portion of the shares of Common Stock for which a Stock Option is being exercised by paying the Participant an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of one share of Common Stock over the Exercise Price per share times the number of shares of Common Stock for which the Option is being exercised on the effective date of such cashout.

SECTION 6. Stock Appreciation Rights

     (a) Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Nonqualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option. In either case, the terms and conditions of a Stock Appreciation Right shall be set forth in the Option Agreement for the related Stock Option or an amendment thereto.

     A Stock Appreciation Right may be exercised by a Participant in accordance with Section 6(b) by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised


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

     (b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:


          (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of Section 5 and this Section 6;

          (ii) upon the exercise of a Stock Appreciation Right, a Participant shall be entitled to receive an amount equal to the product of (a) the excess of the Fair Market Value of one share of Common Stock over the Exercise Price per share specified in the related Stock Option times (b) the number of shares in respect of which the Stock Appreciation Right shall have been exercised, in cash, shares of Common Stock or both, with the Committee having the right to determine the form of payment;

          (iii) Stock Appreciation Rights shall be transferable only with the related Stock Option in accordance with Section 5(e); and

          (iv) upon the exercise of a Stock Appreciation Right (other than an exercise for cash), the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 on the number of shares of Common Stock to be issued under the Plan, but only to the extent of the number of shares covered by the Stock Appreciation Right at the time of exercise.

SECTION 7. Restricted Stock

     The Committee shall determine the Participants to whom and the time or times at which grants of Restricted Stock will be awarded, the number of shares to be awarded to any Participant, the conditions for vesting, the time or times within which such Awards may be subject to forfeiture and restrictions on transfer and any other terms and conditions of the Awards (including provisions
(i) relating to placing legends on certificates representing shares of Restricted Stock, (ii) permitting the Company to require that shares of Restricted Stock be held in custody by the Company with a stock power from the owner thereof until restrictions lapse and (iii) relating to any rights to purchase the Restricted Stock on the part of the Company and


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


its Affiliates), in addition to those contained in the Stockholders' Agreement. The terms and conditions of Restricted Stock Awards shall be set forth in a Restricted Stock Agreement, which shall include such terms and provisions as the Committee may determine from time to time. Except as provided in this Section 7, the Restricted Stock Agreement, the Stockholders' Agreement and any other relevant agreements, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company holding the class or series of Common Stock that is the subject of the Restricted Stock Award, including, if applicable, the right to vote the shares and, subject to the following sentence, the right to receive any cash dividends or distributions (but, subject to the third paragraph of Section 3, not the right to receive non-cash dividends or distributions). If so determined by the Committee in the applicable Restricted Stock Agreement, cash dividends and distributions on the class or series of Common Stock that is the subject of the Restricted Stock Award shall be automatically deferred and reinvested in additional Restricted Stock, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting conditions applicable only to dividends and distributions.

SECTION 8. Tax Offset Bonuses

     At the time an Award is made hereunder or at any time thereafter, the Committee may grant to the Participant receiving such Award the right to receive a cash payment in an amount specified by the Committee, to be paid at such time or times (if ever) as the Award results in compensation income to the Participant, for the purpose of assisting the Participant to pay the resulting taxes, all as determined by the Committee, and on such other terms and conditions as the Committee shall determine.

SECTION 9. Change in Control Provisions

     Notwithstanding any other provision of the Plan to the contrary, unless otherwise provided in the applicable Award Agreement or the Stockholders' Agreement, in the event of a Change in Control:

          (a) immediately prior to the occurrence of a Change in Control, all Stock Options and Stock Appreciation Rights outstanding as of such date, and which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant; and


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          (b) the restrictions and deferral limitations applicable to any
     Restricted Stock (and any dividends or distributions in respect of Restricted Stock) shall lapse, and such Restricted Stock (and any dividends or distributions in respect of Restricted Stock) shall become free of all restrictions, fully vested and transferable to the full extent of the not theretofore forfeited portion of the original grant.

SECTION 10. Term, Amendment and Termination

     The Plan will terminate ten years after the effective date of the Plan. Awards outstanding as of such date shall not be affected or impaired by the termination of the Plan.

     The Board may amend, alter, or discontinue the Plan, prospectively or retroactively, but no amendment, alteration or discontinuation shall be made which would impair the rights of any Participant under an Award theretofore granted without the Participant's consent.

     The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall be made which would impair the rights of any Participant thereunder without the Participant's consent.

SECTION 11. Unfunded Status of Plan

     It is presently intended that the Plan constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 12. General Provisions (a) Stockholders' Agreement. Notwithstanding anything in this Plan to the contrary, unless the Committee determines otherwise, it shall be a condition to receiving any Award under the Plan or transferring any Option in accordance with Section 5(e) or any other transfer permitted under the terms of an Award Agreement or otherwise, that a Participant (or transferee in the case of such transfer) shall become a party to the Stockholders' Agreement, dated as of December 19, 1997,


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among the Company and certain stockholders of the Company, as amended from time to time (the "Stockholders' Agreement"), and such Participant (or transferee in the case of such transfer) shall become a "Management Investor" thereunder (or such transferee shall become a "Permitted Transferee" of a "Management Investor" thereunder).

     (b) Awards and Certificates. Shares of Restricted Stock and shares of Common Stock issuable upon the exercise of a Stock Option or Stock Appreciation Right (together, "Plan Shares") shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of Plan Shares shall be registered in the name of such Participant and shall bear appropriate legends referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

     "The transferability of this certificate and the shares of stock represented hereby are subject to the terms, conditions and restrictions (including forfeiture) of the Amscan Holdings, Inc. 1997 Stock Incentive Plan and a Restricted Stock Agreement and/or an Option Agreement, as the case may be, between the issuer and the registered holder hereof. Copies of such Plan and Agreement are on file at the offices of Amscan Holdings, Inc., 80 Grasslands Road, Elmsford, New York 10523."

     "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state, and may not be sold or otherwise disposed of except pursuant to an effective registration statement under said Act and applicable state securities laws or an applicable exemption to the registration requirements of such Act and laws."

Such shares may bear other legends to the extent the Committee or the Board determines it to be necessary or appropriate, including any required by the Stockholders' Agreement or pursuant to any applicable Restricted Stock Agreement or Option Agreement. If and when all restrictions expire without a prior forfeiture of the Plan Shares theretofore subject to such restrictions, new certificates for such shares shall be delivered to the Participant without the first legend listed above.


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     The Committee may require that any certificates evidencing Plan Shares be held in custody by the Company until the restrictions thereon shall have lapsed and that the Participant deliver a stock power, endorsed in blank, relating to the Plan Shares.

     (c) Representations and Warranties. The Committee may require each person purchasing or receiving Plan Shares to (i) represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof and (ii) make any other representations and warranties that the Committee deems appropriate.

     (d) Additional Compensation. Nothing contained in the Plan shall prevent the Company or any of its Affiliates from adopting other or additional compensation arrangements for its employees.

     (e) No Right of Employment. Adoption of the Plan or grant of any Award shall not confer upon any employee any right to continued Employment, nor shall it interfere in any way with the right of the Company or any of its Affiliate thereof to terminate the Employment of any employee at any time.

     (f) Withholding Taxes. No later than the date as of which an amount first becomes includible in the gross income of a Participant for federal income tax purposes with respect to any Award under the Plan, such Participant shall pay to the Company or, if appropriate, any of its Affiliates, or make arrangements satisfactory to the Committee regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. If approved by the Committee, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Common Stock.

     (g) Beneficiaries. The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant's death are to be paid or by whom any rights of the Participant, after the Participant's death, may be exercised.


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     (h) Pooling of Interests. Notwithstanding any other provision of this Plan, if any right (or the exercise of such right) granted pursuant to this Plan would make a Change in Control transaction ineligible for pooling-of-interests accounting under APB No. 16 that but for the nature of such grant or grants would otherwise be eligible for such accounting treatment, the Committee shall have the ability to substitute for the cash payable pursuant to such grant or grants Common Stock with a Fair Market Value equal to the cash that would otherwise be payable hereunder, or make any other appropriate adjustment.

     (i) Governing Law. The Plan and all Awards made and actions taken thereunder shall be governed by and construed and enforced in accordance with the laws of the State of New York without regard to the principles of conflicts of law thereof.

     (j) Compliance with Laws. If any law or any regulation of any commission or agency having jurisdiction shall require the Company or a Participant seeking to exercise Stock Options or Stock Appreciation Rights to take any action with respect to the Plan Shares to be issued upon the exercise of Stock Options or Stock Appreciation Rights then the date upon which the Company shall issue or cause to be issued the certificate or certificates for the Plan Shares shall be postponed until full compliance has been made with all such requirements of law or regulation; provided, that the Company shall use its reasonable efforts to take all necessary action to comply with such requirements of law or regulation. Moreover, in the event that the Company shall determine that, in compliance with the Securities Act or other applicable statutes or regulations, it is necessary to register any of the Plan Shares with respect to which an exercise of a Stock Option or Stock Appreciation Right has been made, or to qualify any such Plan Shares for exemption from any of the requirements of the Securities Act or any other applicable statute or regulation, no Stock Options or Stock Appreciation Rights may be exercised and no Plan Shares shall be issued to the exercising Participant until the required action has been completed; provided, that the Company shall use its reasonable efforts to take all necessary action to comply with such requirements of law or regulation. Notwithstanding anything to the contrary contained herein, neither the Board nor the members of the Committee owes a fiduciary duty to any Participant in his or her capacity as such.


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SECTION 13. Effective Date of Plan

     The Plan shall be effective as of the date it is approved by the holders of a majority of the outstanding shares of Common Stock, which approval is evidenced by Section 5.3 under the Stockholders' Agreement.

                                                                      Schedule I


                              Management Investors

                                                Options
                                                -------

        Gerald C. Rittenberg                    16.648
        James M. Harrison                       16.268
        William S. Wilkey                       16.441
        Diane D. Spaar                          11.827
        Katherine A. Kusnierz                   11.577
        Morton Fisher                            2.383
        William Mark                             1.280
        Angelo Giummarra                         2.477
        Karen McKenzie                           1.477
        Keith Johnson                            1.280
        Howard Harding                           1.280
        Walter Thompson                          1.144
        Charles Phillips                         0.478
        Susan Scott                              1.144
        Rose Giagrande                           1.238
        Randy Harris                             0.718
        Eric Stollman                            1.238
        Kathleen Rooney                          1.238
        James Dotti                              1.238
        Vincent Anastasi                         0.794
        Michael A. Correale                      2.570
        Mark Irvine                              0.555
        Scott Lametto                            0.999
        Joseph Walter                            0.555
        Cheryl Considine                         0.999
        Patrick Venuti                           0.555
        Dallas Hartman                           0.555
        Robert Yedowitz                          0.555
        Nigel Keane                              0.555
        Connie Weckman                           0.555
        Ken Danforth                             0.555